                        FORM OF AMENDMENT NUMBER 1 TO THE
                            INDEMNIFICATION AGREEMENT
                                     BETWEEN
                         POUGHKEEPSIE SAVINGS BANK, FSB
                                     AND ITS
                        DIRECTORS, DIRECTOR EMERITUS AND
                           CERTAIN EXECUTIVE OFFICERS

     WHEREAS, Poughkeepsie Savings Bank, FSB, a federally chartered savings bank with its principal office in Poughkeepsie, New York (hereinafter referred to as the "Bank") and ______________, a director of the Bank (hereinafter referred to as the "Indemnitee") entered into an Indemnification Agreement ("Agreement") dated March 10, 1988;

     WHEREAS, the Bank consummated its reorganization and formation of a thrift holding company on May 30, 1997 whereby the Bank's common stock, par value $.01 per share, is now wholly owned by Poughkeepsie Financial Corp. (the "Company");

     WHEREAS, the Bank and the Indemnitee desire to modify the Agreement to allow the Company to become a party to the Agreement and the Company desires to become a party to the Agreement in order that the obligations of the Bank to provide indemnification thereunder become the joint and several obligations of the Company and the Bank; and

     WHEREAS, Section 11 of the Agreement provides that the Agreement contains the entire agreement of the parties relating to the subject matter thereof, and further provides that the Agreement may be modified only by an instrument in writing signed by both parties thereto.

     NOW, THEREFORE, BE IT RESOLVED, in consideration of the mutual covenants herein set forth, the Company, the Bank and the Indemnitee do hereby agree that all references to the Bank, as found in the terms of the Agreement, shall hereafter be understood to refer to Poughkeepsie Financial Corp. and its subsidiaries and all warranted and necessary adjustments shall be made to the text of the Agreement to carry out the intent of this Amendment;

     RESOLVED FURTHER, that any specific reference in the Agreement to indemnification in the Charter and Bylaws of the Bank shall hereafter also be understood to refer to indemnification in any applicable provision of the Certificate of Incorporation and Article VI of the Bylaws of the Company; and

     RESOLVED FURTHER, that the Company is added as a party to, and a signatory of, the Agreement.

     IN WITNESS WHEREOF, the parties have duly executed this Amendment Number 1 to the Agreement as of this 29th day of July 1997.


                              POUGHKEEPSIE FINANCIAL CORP.

ATTEST:

                              By: /s/ Joseph B. Tockarshewsky
                                 ------------------------------------------
______________________           Joseph B. Tockarshewsky
Witness                          Chairman, President and Chief Executive Officer




                             POUGHKEEPSIE SAVINGS BANK, FSB

ATTEST:

                             By: /s/ Joseph B. Tockarshewsky
                                 ---------------------------------------------
______________________           Joseph B. Tockarshewsky
Witness                          Chairman, President and Chief Executive Officer


                              INDEMNITEE

ATTEST:


______________________        __________________________________________________
 Witness                       Director